Exhibit 99.1

CIM COMMERCIAL TRUST CORPORATION Fourth Quarter 2015 Investor Presentation 1

IMPORTANT DISCLOSURES FORWARD-LOOKING STATEMENTS The information set forth herein contains "forward-looking statements" and projections. You can identify these statements and projections by the fact that they do not relate strictly to historical or current facts or discuss the business and affairs of CIM Commercial Trust Corporation (“CMCT”) on a prospective basis. Further, statements that include words such as "may," "will," "project," "might," "expect," "believe," "anticipate," "intend,“ “target,” "could," "would," "estimate," "continue" "pursue," or "should" or the negative or other words or expressions of similar meaning, may identify forward-looking statements. CMCT bases these forward-looking statements and projections on particular assumptions that it has made in light of its experience, as well as its perception of expected future developments and other factors that it believes are appropriate under the circumstances. The forward-looking statements and projections are necessarily estimates reflecting the judgment of CMCT and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements and projections. Accordingly, no representations or warranties are made regarding any forward-looking statements or projections and there can be no assurance that the results and events contemplated by the forward-looking statements and projections contained herein will in fact transpire. As you read and consider the information herein, you are cautioned to not place undue reliance on any forward-looking statements and projections. Forward-looking statements and projections are subject to risks, uncertainties and other factors, including those set forth in CMCT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015. New factors emerge from time to time, and it is not possible for CMCT to predict all of them. Nor can CMCT assess the impact of each such factor or the extent to which any factor, or combination of factors may cause results to differ materially from those contained in any forward-looking statements or projections. CMCT undertakes no obligation to publicly update or release any revisions to forward-looking statements and projections contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. CMCT, its affiliates and their respective partners, members, equity holders, employees, officers, directors, agents, and representatives shall have no liability for any misstatement or omission of fact or any opinion expressed herein. 2

CIM COMMERCIAL TRUST

CMCT

CIM COMMERCIAL TRUST (NASDAQ: CMCT)	▪ **Class A and creative office in vibrant, improving urban communities** ▪ Diluted Shares Outstanding[1] 97.6 million ▪ Share Price[1] $15.54 ▪ Enterprise Value[1,2] $2.1 billion ▪ FV of Assets[1,3] $2.8 billion

Portfolio	▪ Quality real estate portfolio in high density, high barrier–to-entry urban markets including:
	  ▪ San Francisco Bay Area
	  ▪ Washington, DC
	  ▪ Los Angeles
	▪ 20 Office properties with 5.6 million rentable square feet accounted for 80% of 2015 cash NOI[1]

CIM Group	▪ Manager of CMCT
	▪ $18.8 billion AUM, $11.6 billion EUM with 65+ private institutional investors[4]
	▪ 540+ total employees[1]
	  ▪ 13 principals including all of its founders
	  ▪ ~280 professionals
	▪ Beneficial owner of 1.5 million shares of CMCT[1,5]

1 As of December 31, 2015
2 Enterprise value equals equity market capitalization plus net debt, in each case as of December 31, 2015
3 FV of assets reflects the fair value of real estate assets (excluding debt) plus the fair value of the lending platform less total lending liabilities
4 See "Assets and Equity Under Management" under Important Disclosures on page 19
5 Includes shares owned by Principals of CIM Group and executive officers and directors of CMCT.

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KEY EVENTS IN CMCT’s HISTORY 2005 CIM Group formed CIM REIT with 24 private institutional investors 2005-Present Acquired 35 high-quality urban real estate properties1 May 2015 Closed $385 million seven-year unsecured term loan facility August 2014 Charles Garner appointed CEO; Mr. Garner is one of CIM Group’s most senior principals 2005 2005 - 2013 2015 2014 September 2014 Closed $850 million unsecured credit facility with syndicate of 18 banks March 2014 CIM REIT completed its merger with PMC Commercial Trust (“PMC”), a publicly traded mortgage REIT December 2014 Received investment grade rating (Baa3) from Moody’s Investors Services 4 Includes hotel sold in 2010, office building sold in 2015 and hotel sold in 2016 Nov-Dec 2015 Sold a commercial mortgage loan portfolio and Orange County office building for a combined total of $93 million February 2016 Sold Courtyard Oakland for $43.8 million 2016 August 2014 Company announced it was exploring strategic alternatives for its lending business in order to focus on urban office real estate investments

CMCT INVESTMENT THESIS

CMCT

NAV/Share Focus + Urban Office + Large-Scale Platform + Ability to Move Growth Needle

Coastal Urban Class A and Creative Office Investments	▪ Invested in high barrier-to-entry sub-markets where CIM Group anticipates outsized rent growth ▪ San Francisco Bay Area, Washington D.C. and Los Angeles accounted for 83% of TTM office cash NOI[1]
Same Store Growth Opportunity	▪ Lease-up (office 87.9% leased and 86.9% occupied)[1] ▪ Below market leases increasing to market ▪ Value-add/development
Resources & Expertise of Premier Institutional Manager	▪ Large scale platform with vertically-integrated team ▪ Proprietary "Qualified Community" methodology ▪ Disciplined, relative-value investor with sightlines across all major U.S. urban markets

Investment Sourcing Capabilities	▪ Manager's extensive sourcing capabilities:
	    ▪ ~280 professionals
	    ▪ 60%+ of CIM Group's real estate investments sourced off-market since inception[1]

Conservative Capital Structure	▪ Net debt to enterprise value of 26%[1] ▪ Average leverage of 19% as a private fund[2]

1 *As of December 31, 2015*
2 *Leverage is defined as debt over total assets at fair value. "Average leverage of 19% as a private fund" is determined by calculating the average of the leverage of CIM REIT at the end of each of the years prior to the merger of CIM REIT with PMC. Average leverage of CIM REIT may not be indicative of the future leverage of CMCT.*

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COASTAL URBAN CLASS A AND CREATIVE OFFICE PORTFOLIO, 12/31/15

CMCT


CMCT Office
CMCT Multifamily
CMCT Hotels
2100 Franklin Street
980 9th Street
1901 Harrison Street
Sheraton Grand Hotel
1333 Broadway
Courtyard Oakland
2101 Webster Street
211 Main Street
260 Townsend Street
1 Kaiser Plaza
7083 Hollywood Boulevard
4750 Wilshire Boulevard
11620 Wilshire Boulevard
11600 Wilshire Boulevard
Lindblade Media Center
LAX Holiday Inn
47 E. 34th Street
370 L'Enfant Promenade
830 1st Street
899 & 999 N Capitol Street
800 N Capitol Street NW
200 S College Street
4649 Cole Avenue
3839 McKinney Avenue
3636 McKinney Avenue
3601 S Congress Avenue
Memorial Hills

	Office	Multi-family	Hotel	Total[1]
# of Properties	20	5	3	28
Sf	5.6mm	826k	803k	7.2mm
Units/Keys	NA	930	1,070	-
Occupancy[1]	86.9%	92.4%	82.1%	-
Avg. Rent/ADR[2]	$36.75	$1,942	$132.61	-
TTM NOI (millions)[1]	**$102.8**	**$6.8**	**$19.4**	**$129.0**

Cash NOI by Segment, TTM


Hotel, 15%
Office, 80%
Multi-Family, 5%

Note: All NOI figures contained herein are based on cash NOI unless otherwise noted. Cash NOI is defined as property level GAAP basis NOI adjusted to exclude straight line rent revenue/expense and amortization of intangible assets/liabilities

1 Based on cash NOI; As of or through 12-months ended December 31, 2015

2 For office, represents gross monthly base rent per square foot under leases commenced as of December 31, 2015, multiplied by twelve. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent per unit. Annualized rent for certain office properties includes rent attributable to retail. For multifamily, represents gross monthly base rent under leases commenced as of the specified period, divided by occupied units. This amount reflects total cash rent before concessions. Hotel average daily rate represents average for 2015.

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Same store growth opportunity Same Store NOI CAGR 6%-8% 1/3 Lease-up 2/3 Mark-to-market Development Contribution of Additional 1%-2% Land already owned in Washington DC, Oakland and Austin Total CAGR of 7%-10% Targeting Same Store Office and Multifamily Cash NOI CAGR of 6% - 8% Through 2020 7 Please see Important Disclosures on page 2 Development SS + Development NOI CAGR 7%-10% Mark-to-market + Rent increase Lease-up + Rent increase 2020 2015 CASH NOI Office and Multifamily Cash NOI $ 110M 2015

Strategies Core/Stabilized Equity Value-Add Equity Opportunistic Equity Debt Infrastructure Resources & Expertise of Premier Institutional Manager- CIM Group Established Established in 1994 as a partner for investors seeking to capitalize on U.S. urbanization Office Locations Headquartered in Los Angeles Offices in New York City, San Francisco Bay Area, Washington DC Metro Area and Dallas Experience Since inception, CIM Group has owned or currently has under development1 14.0 million square feet of office 4.8 million square feet of retail 12,600 residential units 6,500 hotel rooms As of December 31, 2015. Residential Units include both condo and apartment units. The examples above have been selected to generally illustrate the investment philosophy of CIM, and may not be representative of future investments. Past performance is not a guarantee of future results. 8 432 Park Avenue (New York) Dolby Theatre (Los Angeles) 11 Madison Avenue (New York) 800 North Capitol (Washington, DC)

Resources & Expertise of Premier Institutional Manager- CIM Group Seasoned, Vertically-Integrated Team Full-service investment manager Research, investment, acquisition and finance Development, leasing and management “Qualified Community” Methodology Sector-agnostic focus: Market values that are below long-term intrinsic values; or Underserved or improving areas with dedicated resources that should lead to outsized rent growth Disciplined Underwriting CIM underwrites prospective investments using multiple scenarios Employs current and long-term market cap rates and interest rates Returns are primarily driven by improved asset and community performance, not cap rate compression or financial engineering 9 CIM Group Competitive Advantages CMCT Benefits From CIM Group’s Large Scale Platform Deal sourcing + Capital markets + Operational expertise

Resources & Expertise of Premier Institutional Manager- CIM Group Charles Garner CMCT Chief Executive Officer and CIM Group Principal CEO of CMCT and serves on CIM Group’s Investment and Asset Management Committees Prior to joining CIM, worked closely with the firm in various capacities since 1996, including originating and managing Federal Realty Investment Trust’s partnership with CIM Has been involved in billions of dollars of real estate transactions including the acquisition, joint venture investment, disposition and equity and debt financing of more than 100 properties Began career as a C.P.A. at PricewaterhouseCoopers and has held various transactional positions with Federal Realty, Walker & Dunlop and The Stout & Teague Companies B.S. degree in Management from Tulane University’s A.B. Freeman School of Business David Thompson CMCT Chief Financial Officer and CIM Group Principal Prior to joining CIM in 2009, spent 15 years with Hilton Hotels Corporation, most recently as Senior Vice President and Controller responsible for worldwide financial reporting, financial planning and analysis, risk management, internal control and technical accounting compliance Tenure at Hilton included both SEC compliance as a public company and reporting as a private equity portfolio company Began career as a C.P.A. at Arthur Andersen & Co. Terry Wachsner CIM Group Principal, Head of Property Management Prior to joining CIM in 2005, was Director of Asset Services for Continental Development Corporation Prior to Continental, was Executive Managing Director for Kennedy-Wilson Properties, Ltd. where he was responsible for the operations and leasing of a 75 million square foot national portfolio of office, retail, industrial, and apartments From 1980 to 1998, headed up Heitman Properties, Ltd. as President of Property Management Richard Ressler CIM Group Principal and CMCT Chairman of the Board Co-founder of CIM Group in 1994 and chairs the firm’s Investment and Asset Management Committees Founder and President of Orchard Capital Corp., a firm that provides consulting and advisory services to companies in which Orchard Capital or its affiliates invest Chairman of the board of j2 Global, Inc. (NASDAQ "JCOM") Served as Chairman and CEO of JCOM from 1997 to 2000 Co-founded and served as Vice Chairman of Brooke Group Limited, the predecessor of Vector Group, Ltd. (NYSE "VGR") Previously worked at Drexel Burnham Lambert, Inc. and began his career as an attorney with Cravath, Swaine and Moore, LLP B.A. from Brown University, and J.D. and M.B.A. degrees from Columbia University Avi Shemesh CIM Group Principal and CMCT Board Member Shaul Kuba CIM Group Principal and CMCT Board Member Co-Founder and a Principal of CIM Group Responsible for the day-to-day operations of CIM Group, including leading the development group and sourcing new investment transactions Serves on the firm's Investment and Asset Management Committees Active real estate investor for over 24 years Co-Founder and a Principal of CIM Group Responsible for the day-to-day operations of CIM Group, including strategic initiatives, property management and leasing and investor relations Head of CIM’s Investments Group and serves on the firm’s Investment and Asset Management Committees 10 appendix 11

CMct Real Estate Portfolio 12 As of 12/31/2015

CIM QUALIFIED COMMUNITY METHODOLOGY 13 Qualification Criteria Transitional Urban Districts Improving demographics Broad public support for CIM’s investment approach Evidence of private investment from other institutional investors Underserved niches in the community’s real estate infrastructure Potential to invest a minimum of $100 million of opportunistic equity within five years Thriving Urban Areas Positive demographic trends Public support for investment Opportunities below intrinsic value Potential to invest a minimum of $100 million of opportunistic equity within five years CIM believes that its community qualification process provides it with a significant competitive advantage when making urban real estate investments. Since 1994, CIM has qualified 103 communities in high barrier-to-entry sub-markets and has invested in 50 of the communities. The qualification process generally takes between 6 months and 5 years and is a critical component of CIM’s investment evaluation. CIM examines the characteristics of a market to determine whether the district justifies the extensive efforts CIM undertakes in reviewing and making potential investments in its Qualified Communities. The communities are located in both primary and secondary urban centers, which can encompass (1) transitional urban districts and growth markets adjacent to CBDs and/or (2) well-established, thriving urban areas including major CBDs.

CIM GROUP QUALIFIED COMMUNITIES 14 CMCT Properties Areas with CIM Group Investment(s) Areas Approved for Investment CIM Group Headquarters CIM Group Corporate Offices

CONSOLIDATED STATEMENTS OF OPERATIONS and funds from operations 15 (Unaudited)

CONSOLIDATED BALANCE SHEETS 16 (In thousands)

Debt summary- CONTINUING OPERATIONS 17 CMCT's Unsecured Credit Facility is comprised of a revolving credit facility, a term loan, and a delayed draw term loan. At December 31, 2015, the interest rates applicable to the components of CMCT's Senior Unsecured Credit Facility were based on LIBOR plus an applicable spread determined by CMCT's maximum leverage ratio, as defined. At December 31, 2015, the interest rate on the unsecured credit facility was 1.57%. This maturity date does not assume the exercise of the two one year extension options provided for in the credit agreement. The unsecured term loan facility ranks pari passu with CMCT's $850,000 credit facility; covenants under the term loan facility are substantially the same as those in the $850,000 credit facility. At December 31, 2015, the interest rate was based on LIBOR plus an applicable spread determined by CMCT's maximum leverage ratio, as defined in credit agreement. With some exceptions, any prepayment of the term loan facility prior to May 2017 will be subject to a prepayment fee up to 2% of the outstanding principal amount. The interest rate of the loan has been effectively converted to a fixed rate of 3.16% until May 8, 2020 through interest rate swaps. Balance Due At Maturity Date Prepayment/ Defeasance As of December 31, 2015 Oustanding Principal Balance Interest Rate Maturity Date (in '000s) (In thousands) 211 Main Street $ 29,201 6.65% 07/15/2018 $ 21,136 1 4649 Cole Avenue 23,989 5.39% 03/01/2021 21,490 2 3636 McKinney Avenue 9,533 5.39% 03/01/2021 8,540 3 3839 McKinney Avenue 6,324 5.39% 03/01/2021 5,665 4 4200 Scotland Street 29,744 5.18% 06/05/2021 26,232 5 830 1st Street 46,000 4.50% 01/05/2027 42,008 6 MORTGAGES PAYABLE 144,791 5.32% 125,071 Junior Subordinated Notes $ 27,070 LIBOR + 3.25% 03/30/2035 $ 27,070 Unsecured Credit Facility1 107,000 Variable 09/30/20162 107,000 Unsecured Term Loan Facility3 385,000 LIBOR + 1.60%4 05/08/2022 385,000 9 OTHER 519,070 519,070 TOTAL DEBT $ 663,861 $ 644,141

MANAGEMENT AGREEMENT Investment Management Agreement – Tiered Asset Management Fee 4Q’15 Example (in millions): Master Services Agreement Base Service Fee: $0.3 million quarterly2 for management and administration services Allocated services at cost for accounting, tax, reporting, internal audit, legal, compliance, risk management, IT, human resources and corporate communications ($0.8 million in 4Q’15) Daily Average Adjusted Fair Value of Investments ($ Million) Quarterly Fee (%) 4Q’15 Minimum Maximum - $500 0.2500% $1.3 $500 $1,000 0.2375% $1.2 $1,000 $1,500 0.2250% $1.1 $1,500 $4,000 0.2125% $2.7 $4,000 $20,000 0.1000% N/A Total $6.3 The appraised value of real estate assets was $2.66 billion as of December 31, 2014. The appraised value of real estate assets was $2.71 billion as of December 31, 2015. Average adjusted fair value of investments includes adjustments for acquisitions, dispositions, capital expenditures, working capital, unrealized gains and losses and other adjustments. Subject to an annual escalation by a specified inflation factor 18 (in millions) 4Q'15 avg. adjusted fair value of investments1 $2,810 Excludes the lending platform (book value of $76 million) Gross asset value of remaining portfolio2 $2,385 3839 Mckinney Avenue 553 460 0.6 12.1 5.7 3Q'15 RE Assets exclude the Mortgage Platform (Book Value of $161 million) (20 office properties, 5 multifamily ) Memorial Hills 3321 3572 3.2 68.7 38.4 47 E 34th Street1 4546 4421 (0.6) 96.5 96.5 Hotel Courtyard Oakland 1918 1982 2.9 30.6 30.6 LAX 56.1 Sacramento Sheraton 9214 9227 10.4 133.6 133.6 Sheraton Grand 142.9 Targeted for Disposition2 $415 million LAX Holiday Inn 3009 379 3.1 52.2 52.2 courtyard oak 36 Mortgage Platform Total $25,785.0 $23,427.0 $23.2 $469.5 $398.7 235.0 3 Hotels Orange County, CA Office Asset Gross Asset Value of Remaining Portfolio2 $2.4 billion EV Calc 20 Office Properties Gross Asset Value (GAV) represents the property’s third-party draft appraised value as of such date. Shares 97.6 5 Multifamily Properties price 18.37 outstanding principle at 2014 year end mkt cap 1,793 debt 664.094 4649 Cole Ave 24.4 cash 32.742 3636 McKinney Ave 9.7 EV Calc 2,424 3839 McKinney Ave 6.4 Memorial Hills Apt 30.3 0 500 0 1.25 total 70.8 500 1000 0 1.1875 1000 1500 0 1.125 1500 4000 0 2.696625 6.259125 1 Includes $ 125 118.75 112.5 269.6625 625.9125

Important Disclosures Assets and Equity Under Management Assets Under Management (“AUM”), or Gross AUM, represents (i)(a) for real assets, the aggregate total gross assets (“GAV”) at fair value, including the shares of such assets owned by joint venture partners and co-investments, of all of CIM’s advised accounts (each an “Account” and collectively, the “Accounts”) or (b) for operating companies, the aggregate GAV less debt, including the shares of such assets owned by joint venture partners and co-investments, of all of the Accounts (not in duplication of the assets described in clause (i)(a)), plus (ii) the aggregate unfunded commitments of the Accounts, as of September 30, 2015. The GAV is calculated on the same basis as the September 30, 2015 unaudited financial statements prepared in accordance with U.S. generally accepted accounting principles on a fair value basis (“Book Value”), other than as described below with respect to CIM REIT. The only investment currently held by CIM REIT consists of shares in the Company; the Book Value of CIM REIT is determined by assuming the underlying assets of the Company are liquidated based upon management’s estimate of fair value. CIM does not presently view the price of the Company’s publicly-traded shares to be a meaningful indication of the fair value of CIM REIT’s interest in the Company due to the fact that the publicly-traded shares of the Company represent less than 3% of the outstanding shares of CIM Commercial Trust Corporation and are thinly-traded. Equity Under Management (“EUM”), or Net AUM, represents the (i) aggregate NAV of the Accounts (as described below), plus (ii) the aggregate unfunded commitments of the Accounts. The NAV of each Account is based upon the aggregate amounts that would be distributable (prior to incentive fee allocations) to such Account assuming a “hypothetical liquidation” of the Account on the date of determination, assuming that: (i) investments are sold at their Book Value (as defined above); (ii) debts are paid and other assets are collected; and (iii) appropriate adjustments and/or allocations between equity investors are made in accordance with applicable documents, in each case as determined in accordance with applicable accounting guidance. 19